UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 12, 2007 (September 10, 2007)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

400 Interpace Parkway Building A Parsippany, NJ 07054
(Address of principal executive office)

Registrant’s telephone number, including area code  (973) 939-1000

N/A

(Former name or former address if changed since last
report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On September 10, 2007, we announced that we appointed a new integrated management team to lead our GDS business.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated September 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, General Counsel and Corporate Secretary

Date: September 12, 2007

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated September 12, 2007 (September 10, 2007)

EXHIBIT INDEX

99.1           Press Release dated September 10, 2007.